UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2025

Antares Strategic Credit Fund II LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01874	33-5000335
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Canal Street Suite 4200
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 638-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 22, 2025, Antares Strategic Credit Fund II LLC (the “Fund”) entered into a Private Placement Agent Agreement and a related Services Agreement (together, the “Agreements”), among the Fund and Quasar Distributors, LLC (the “Placement Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements.

The Agreements provide for, among other things, the retention of the Placement Agent as the Fund’s principal underwriter in connection with the offering of the common shares of the Fund, and to advise, consult with and assist the Fund with the private placement of common shares.

The Fund will pay the Placement Agent a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate net asset value of the Fund as of the beginning of the first calendar day of the month for the Fund's common shares. Such fee shall be paid by the Placement Agent to the applicable Financial Intermediaries. In addition, the Fund has paid to the Placement Agent a one-time implementation fee of $5,000 and will pay a recurring annual fee ranging between 0.0035% - 0.0050% of the Fund's total assets, subject to a minimum annual fee of $25,000. The Fund will also pay reasonable, pre-approved out-of-pocket expenses incurred by the Placement Agent in connection with the services provided pursuant to the Private Placement Agent Agreement.

The description above is only a summary of the material provisions of the Agreements and is qualified in its entirety by reference to copies of the Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

10.1          Private Placement Agent Agreement dated July 22, 2025 by and between Antares Strategic Credit Fund II LLC and Quasar Distributors, LLC, as placement agent.

10.2         Services Agreement dated July 22, 2025 by and between Antares Strategic Credit Fund II LLC and Quasar Distributors, LLC, as placement agent.

104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES STRATEGIC CREDIT FUND II LLC

Date:	July 28, 2025	By:	/s/ Monica Kelsey
Name: Monica Kelsey
Title: Chief Financial Officer